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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2004
                                                          ---------------

                       ATLANTIC COAST FEDERAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Federal                      000-50962                  59-3764686
-----------------------------        -------------          --------------------
(State or Other Jurisdiction)         (Commission             (I.R.S. Employer
      of Incorporation)                 File No.)            Identification No.)


505 Haines Avenue, Waycross, Georgia                                 31501
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (912) 284-2211
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

        On October 5, 2004, Atlantic Coast Federal Corporation (the "Registrant") issued a press release reporting that it had completed its initial stock offering. The Registrant sold 5,819,000 shares of common stock at $10.00 per share in a subscription offering. In addition, the Registrant issued 8,728,500 shares to Atlantic Coast Federal, MHC. The shares of the Registrant will trade on the NASDAQ National Market under the symbol "ACFC."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

Exhibit 99.1: Press Release dated October 5, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ATLANTIC COAST FEDERAL CORPORATION



DATE: October 5, 2004                 By: /s/ Robert J. Larison, Jr.
                                         ------------------------------------
                                         Robert J. Larison, Jr.
                                         President and Chief Executive Officer